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                                                                  Rule 424(b)(3)
                                                      Registration No. 333-26517

                        LORAL SPACE & COMMUNICATIONS LTD.

                PROSPECTUS SUPPLEMENT NO. 13 DATED APRIL 5, 1999
                        TO PROSPECTUS DATED JULY 11, 1997

     The Selling Holders table on pages 7-10 of the Prospectus is hereby amended to update the information regarding the following entities and their respective number of shares of Preferred Stock and Common Stock:

                                                   Number of           Number of
                                                   Shares of           Shares of
                                                   Preferred            Common
Selling Holders                                      Stock               Stock
---------------                                      -----               -----

Goldman Sachs & Company                              6,500                -0-